UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 17, 2020
Oglethorpe Power Corporation
(An Electric Membership Corporation)
(Exact name of Registrant as specified in its charter)

GEORGIA (State of incorporation)	333-192954 (Commission File Number)	58-1211925 (I.R.S. Employer Identification No.)
2100 East Exchange Place Tucker, Georgia (Address of principal executive offices)		30084-5336 (Zip Code)

Registrant’s telephone number, including area code (770) 270-7600

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
None	N/A	N/A

Item 1.01. Entry into a Material Definitive Agreement.

Purchase Agreement

On August 17, 2020, we entered into a purchase agreement with MUFG Securities Americas Inc., as representative of the purchasers named therein, with respect to our issuance and sale of an aggregate principal amount of $450,000,000 of 3.75% First Mortgage Bonds, Series 2020A due 2050.

The purchase agreement contains customary representations, warranties and agreements by us and customary conditions to closing and indemnification obligations of the purchasers. The foregoing description of the purchase agreement is not complete and is qualified in its entirety by reference to the full text of the purchase agreement, which is filed as Exhibit 1.1 hereto and is incorporated by reference herein.

The sale of the bonds is expected to close on August 25, 2020. The sale of the bonds is not registered under the Securities Act of 1933, as amended, and the bonds will be sold on a private placement basis in reliance on Section 4(a)(2) of the Securities Act and Rule 144A and Regulation S thereunder.

Supplemental Indenture

We expect the bonds to be issued on August 25, 2020 pursuant to an Indenture dated March 1, 1997 between us, formerly known as Oglethorpe Power Corporation (An Electric Generation & Transmission Corporation), and U.S. Bank National Association, as trustee, successor to SunTrust Bank, Atlanta, as trustee, as supplemented by the Eightieth Supplemental Indenture, dated as of August 1, 2020, between us and the trustee.

The bonds will bear an interest rate of 3.75% per annum and will mature on August 1, 2050. Interest will be payable semi-annually in arrears on February 1 and August 1 of each year, beginning February 1, 2021.

We may redeem the bonds, in whole or in part, from time to time at our option prior to February 1, 2050, at a price equal to 100% of the aggregate principal amount of the bonds to be redeemed plus a specified “make-whole” premium and accrued and unpaid interest, if any, to the redemption date, and on or after February 1, 2050, as a price equal to 100% of the aggregate principal amount of the bonds to be redeemed plus accrued and unpaid interest, if any, to the redemption date.

The bonds will be first mortgage bonds issued under the indenture. The indenture constitutes a first priority lien on substantially all of our owned tangible and certain of our intangible property equally and ratably with all other obligations issued under the indenture. For additional information regarding the indenture, see “Part I – BUSINESS – Oglethorpe Power Corporation – First Mortgage Indenture” in our annual report on Form 10-K for the fiscal year ended December 31, 2019.

The foregoing description of the indenture and eightieth supplemental indenture is not complete and is qualified in its entirety by reference to the full text of the indenture and form of the supplemental indenture (including the form of the bonds) filed as Exhibits 4.1 and 4.2, respectively, hereto and incorporated by reference herein..

Exchange and Registration Rights Agreement

In connection with the closing of the sale of the bonds, we intend to enter into an exchange and registration rights agreement, to be dated on August 25, 2020, with MUFG Securities Americas Inc., as representative of the purchasers identified therein. Pursuant to the exchange and registration rights agreement, we will agree to use commercially reasonable efforts to file with the U.S. Securities and Exchange Commission and cause to be declared effective a registration statement with respect to an offer to exchange any and all of the bonds, for a like aggregate principal amount of bonds identical in all material respects to the bonds sought to be exchanged (other than with respect to restrictions on transfer or to any increase in annual interest rate), and that are registered under the Securities Act. We will agree to use commercially reasonable efforts to file such registration statement within 220 days after the issue date and cause such registration statement to be declared effective within 310 days after the issue date. Under specified circumstances, we have also agreed to use commercially reasonable efforts to cause to become effective an alternative registration statement relating to resales of the bonds. We will be obligated to pay additional interest if we fail to comply with our obligations to register the bonds and complete the exchange offer within the specified time periods during the period that we are not in compliance.

The foregoing description of the exchange and registration rights agreement is not complete and is qualified in its entirety by reference to the full text of the form of the exchange and registration rights agreement, which is filed as Exhibit 1.2 hereto and is incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Form 8-K is incorporated by reference into this Item 2.03.

Exhibit 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No. Description

1.1 Purchase Agreement, dated August 17, 2020, by and between Oglethorpe Power Corporation (An Electric Membership Corporation) and MUFG Securities Americas Inc., on behalf of itself and the other purchasers named therein.

1.2 Form of Exchange and Registration Rights Agreement, to be dated on or about August 25, 2020, by and between Oglethorpe and MUFG Securities Americas Inc., on behalf of itself and the other purchasers identified therein.

*4.1 Indenture, dated as of March 1, 1997, made by Oglethorpe to SunTrust Bank, Atlanta, as trustee. (Filed as Exhibit 4.8.1 to our Form 10-K for the fiscal year ended December 31, 1996, File No. 33-7591.)

4.2 Form of Eightieth Supplemental Indenture, dated as of August 1, 2020, made by Oglethorpe to U.S. Bank National Association, as trustee, relating to the first mortgage bonds, including the form of first mortgage bond attached as Exhibit B thereto.

* Incorporated by reference to the indicated prior filing.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OGLETHORPE POWER CORPORATION
(AN ELECTRIC MEMBERSHIP CORPORATION)

Date:	August 18, 2020	By:	/s/ Michael L. Smith
Michael L. Smith
President and Chief Executive Officer